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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 10, 1996



                    First Alliance Mortgage Loan Trust 1996-2
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                                                                        APPLICATION
         California                        33-99604                       PENDING
                                                                    ------------------
(State or Other Jurisdiction of          (Commission
       of Incorporation)                 File Number)                 (I.R.S. Employer
                                                                     Identification No.)
- -------------------------------          -------------
 c/o Bankers Trust Company
    of California, N.A.                                                    92714
  3 Park Plaza, 16th Floor                                          ------------------
    Irvine, California                                                  (Zip Code)
- -------------------------------
  (Address of Principal
    Executive Offices)


        Registrant's telephone number, including area code (714) 550-6800
                                                           ---------------

                                    No Change
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

- --------------------------------------------------------------------------------




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  99.1     Computational   Materials   provided  by   Prudential
                           Securities Incorporated in connection with sales efforts related to the Registrant's securities.

                  99.2 Consent Letter of Independent Accountants provided by Coopers & Lybrand L.L.P., dated June 12, 1996 concerning the inclusion of financial statement audits in the Registrant's Prospectus Supplement to its Prospectus dated June 10, 1996.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                          Company


                                          By:  /s/Brian Chisick
                                             -----------------------------
                                             Name: Brian Chisick
                                             Title: President


Dated:  June 14, 1996



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